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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 28, 2001


         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2001, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-SB1)

                     Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



               Delaware                 333-35026-19          74-2440850
      ---------------------------       ------------       -----------------
     (State or Other Jurisdiction       (Commission        (I.R.S. Employer
           Of Incorporation)            File Number)       Identification No.)



       200 Vesey Street
       New York, New York                         10285
    ------------------------                   -----------
     (Address of Principal                      (Zip Code)
      Executive Offices)


       Registrant's telephone number, including area code: (212) 526-7000

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)


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         Item 5.  Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $414,944,863 in aggregate principal amount Class A1, Class A2, Class A3, Class A4, Class A5, Class APO, Class AIO, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-SB1 on June 28, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 26, 2001, as supplemented by the Prospectus Supplement, dated June 25, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2001, between Structured Asset Securities Corporation, as depositor (the "Depositor"), and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class AIO, Class APO, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain fixed rate, fully amortizing, first and junior lien SBA disaster assistance home loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $430,006,690 as of June 1, 2001. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



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         Item 7.  Financial Statements; Pro Forma Financial Information and
                  Exhibits

(a)      Not applicable.

(b)      Not applicable.

         (c)      Exhibits:


         1.1 Terms Agreement, dated June 25, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

         4.1 Trust Agreement, dated as of June 1, 2001, between Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee.

         99.1 Mortgage Loan Sale Agreement, dated as of June 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STRUCTURED ASSET SECURITIES
                                           CORPORATION


                                   By:  /s/ Ellen V. Kiernan
                                       ----------------------------------------
                                        Name:  Ellen V. Kiernan
                                        Title: Vice President


Dated:  June 28, 2001



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                                  EXHIBIT INDEX

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Exhibit No.                   Description                                          Page No.
-----------                   -----------                                          --------

   1.1 Terms Agreement, dated June 25, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

   4.1 Trust Agreement, dated as of June 1, 2001, between Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee.

   99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

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